CONFORMED COPY


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                             FORM T-1

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                     STATEMENT OF ELIGIBILITY
            UNDER THE TRUST INDENTURE ACT OF 1939 OF A
             CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE
               ELIGIBILITY OF A TRUSTEE PURSUANT TO
                  SECTION 305(b)(2)        |__|

                         --------------

                       THE BANK OF NEW YORK
       (Exact name of trustee as specified in its charter)


         New York                             13-5160382
  (State of incorporation                  (I.R.S. employer
if not a U.S. national bank)              identification no.)

48 Wall Street, New York, N.Y.                  10286
   (Address of principal                      (Zip code)
    executive offices)

                         --------------

                    GREENPOINT FINANCIAL CORP.
       (Exact name of obligor as specified in its charter)


         Delaware                             06-1379001
 (State or other jurisdiction              (I.R.S. employer
of incorporation or organization)         identification no.)

 GreenPoint Financial Corp.
     90 Park Avenue
    New York, New York                          10016
   (Address of principal                      (Zip code)
    executive offices)

                         --------------

    Guarantee of 9.10% Subordinated Capital Income Securities
                  of GreenPoint Capital Trust I
               (Title of the indenture securities)


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                          CONFORMED COPY


1. General information. Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

      -----------------------------------------------------------
      Name                          Address
      -----------------------------------------------------------

      Superintendent of Banks       2 Rector Street, New York,
      of the State of New York      N.Y.  10006, and Albany,
                                    N.Y. 12203

      Federal Reserve Bank          33 Liberty Plaza, New York,
      of New York                   N.Y. 10045

      Federal Deposit               Washington, D.C. 20429
      Insurance Corporation

      New York Clearing             New York, New York 10005
      House Association

      (b) Whether it is authorized to exercise corporate trust powers.

      Yes.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4.   A copy of the existing By-laws of the Trustee.
           (Exhibit 4 to Form T-1 filed with Registration
           Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



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                          CONFORMED COPY



                            SIGNATURE



      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of July, 1997.


                                   THE BANK OF NEW YORK



                                   By: /s/ MARY JANE MORRISSEY
                                      ---------------------------
                                      Name:  MARY JANE MORRISSEY
                                      Title: VICE PRESIDENT



                               -3-

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                                                        Exhibit 7


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                 Consolidated Report of Condition of

                        THE BANK OF NEW YORK

               of 48 Wall Street, New York, N.Y. 10286
               And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business
March 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                 Dollar Amounts
ASSETS                                             in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin ..................              $ 8,249,820
  Interest-bearing balances ..........                1,031,026
Securities:
  Held-to-maturity securities ........                1,118,463
  Available-for-sale securities ......                3,005,838
Federal funds sold and Securities pur-
chased under agreements to resell......               3,100,281
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .................32,895,077
  LESS: Allowance for loan and
    lease losses ..............633,877
  LESS: Allocated transfer risk
    reserve........................429
    Loans and leases, net of unearned
    income, allowance, and reserve                   32,260,771
Assets held in trading accounts ......                1,715,214
Premises and fixed assets (including
  capitalized leases) ................                  684,704
Other real estate owned ..............                   21,738
Investments in unconsolidated
  subsidiaries and associated
  companies ..........................                  195,761
Customers' liability to this bank on
  acceptances outstanding ............                1,152,899
Intangible assets ....................                  683,503
Other assets .........................                1,526,113
                                                    -----------
Total assets .........................              $54,746,131
                                                    ===========

LIABILITIES
Deposits:
  In domestic offices ................              $25,614,961
  Noninterest-bearing ......10,564,652
  Interest-bearing .........15,050,309
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs ...               15,103,615
  Noninterest-bearing .........560,944
  Interest-bearing .........14,542,671
Federal funds purchased and Securities
  sold under agreements to repurchase.                2,093,286
Demand notes issued to the U.S.
  Treasury ...........................                  239,354
Trading liabilities ..................                1,399,064
Other borrowed money:
  With remaining maturity of one year
    or less ..........................                2,075,092
  With remaining maturity of more than
    one year .........................                   20,679
Bank's liability on acceptances exe-
  cuted and outstanding ..............                1,160,012
Subordinated notes and debentures ....                1,014,400
Other liabilities ....................                1,840,245
                                                    -----------
Total liabilities ....................               50,560,708
                                                    -----------

EQUITY CAPITAL
Common stock ........................                   942,284
Surplus .............................                   731,319
Undivided profits and capital
  reserves ..........................                 2,544,303
Net unrealized holding gains
  (losses) on available-for-sale
  securities ........................               (   19,449)
Cumulative foreign currency transla-
  tion adjustments ..................              (    13,034)
                                                   ------------
Total equity capital ................                 4,185,423
                                                    -----------
Total liabilities and equity
  capital ...........................              $54,746,131
                                                   ===========


    I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                              Robert E. Keilman

    We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                       -
    Alan R. Griffith    |
    J. Carter Bacot     |
    Thomas A. Renyi     |     Directors
                       -

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